UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2024

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2024, the Board of Directors (the “Board”) of Cable One, Inc. (the “Company”) appointed Kenneth E. Johnson to serve as the Company’s Chief Operating Officer. Mr. Johnson, age 60, most recently served as Chief Technology and Innovation Officer of the Company since October 2023. He previously served as Chief Technology and Digital Officer of the Company from January 2023 through September 2023 and Senior Vice President, Technology Services of the Company from May 2018 through December 2022.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Johnson and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer. There is no arrangement or understanding between Mr. Johnson and any other person pursuant to which he was selected as the Company’s Chief Operating Officer. Mr. Johnson does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. Johnson’s appointment as Chief Operating Officer, the Compensation and Talent Management Committee of the Board approved the following as of March 1, 2024: (i) an increase to Mr. Johnson’s 2024 base salary from $380,000 to $420,000; (ii) an incremental one-time grant of performance-based vesting restricted stock unit awards (“PSUs”) under the Company’s 2024 long-term incentive program with a grant date fair value of $180,000; and (iii) an incremental one-time grant of service-based vesting restricted stock unit awards (“RSUs”) under the Company’s 2024 long-term incentive program with a grant date fair value of $120,000.

The PSUs will be eligible to vest based on the attainment of specified performance goals consisting of: (i) a 2024 adjusted free cash flow growth goal, defined as reported 2024 Adjusted EBITDA less 2024 capital expenditures growth over reported 2023 Adjusted EBITDA less 2023 capital expenditures; and (ii) a relative total shareholder return modifier based on the performance of the Company’s common stock over a three-year performance period commencing January 1, 2024 and ending December 31, 2026 as compared to a specified peer group, and subject to Mr. Johnson’s continued employment with the Company through the determination date following the performance period. The RSUs are scheduled to vest in three equal installments on January 3, 2025, January 3, 2026 and January 3, 2027, subject to Mr. Johnson’s continued employment with the Company through the applicable vesting date.

In connection with the organizational change, the Company has determined to eliminate the position of Chief Growth Officer and Michael E. Bowker will retire from the Company on or about April 30, 2024. Mr. Bowker’s departure is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures. In connection with Mr. Bowker’s departure, the Company expects to enter into a separation and release agreement with Mr. Bowker and will disclose the terms of such agreement in an amendment to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On March 4, 2024, the Company issued a press release announcing the appointment of Mr. Johnson to serve as the Company’s Chief Operating Officer. A copy of the Company’s press release is furnished as Exhibit 99.1 to, and is incorporated by reference in, this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This current report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would”  or the negative version of these words or other comparable words. Any statements that are not historical facts are forward-looking statements. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, factors described under “Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023 and the Company’s other filings with the Securities and Exchange Commission. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Cable One. Inc, dated March 4, 2024.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Chief Legal and Administrative Officer

Date: March 4, 2024